UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2011

Annual Repor t

Western Asset

Tax Free Reserves

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Tax Free Reserves

Fund objectives

The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes*, preservation of capital and liquidity.

*	A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Tax Free Reserves for the twelve-month reporting period ended August 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

Western Asset Tax Free Reserves	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended August 31, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, concerns related to the raising of the U.S. debt ceiling and the downgrading of U.S. government securities resulted in increased investor risk aversion. However, overall, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. While the rate held steady in August, the U.S. Department of Labor reported that there was zero net job growth during the month, the worst monthly result since September 2010. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and nearly 43% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. While existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”), existing-home sales declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. Following a modest 0.6% increase in June, sales then fell 3.5% in July and moved 7.7% higher in August. At the end of August, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus a 9.5 month supply in July. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $168,300 in August 2011, down 5.1% from August 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector grew twenty-five consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, May’s reading fell to 53.5, partially attributed to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing

IV	Western Asset Tax Free Reserves

Investment commentary (cont’d)

activity then moved modestly higher in June to 55.3, before falling to 50.9 in July and 50.6 in August — the latter being the worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in August.

Financial market overview

While stocks and lower-quality bonds generated strong results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, in most cases these setbacks were only temporary and risk aversion was generally replaced with solid demand for riskier assets. One key exception was in July and August 2011, when concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling and Standard & Poor’s (“S&P”) downgrade of U.S. Treasuries from AAA to AA+ negatively impacted investor sentiment.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, after the end of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012. The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Fixed-income market review

The spread sectors (non-Treasuries) began the reporting period on a positive note, as they rallied in September and October. Following a brief setback in the middle of November, triggered by the European sovereign debt crisis, most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk aversion then increased from June through August given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the S&P rating downgrade of U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended August 31, 2011. When the period began, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively. In the beginning of the reporting period, yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation, with two- and ten-year Treasury yields peaking at 0.87% and 3.75%, respectively,

Western Asset Tax Free Reserves	V

in February 2011. Yields then declined during much of the remainder of the period due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.19% on several occasions in August 2011. Ten-year Treasuries reached their reporting period trough of 2.07% on August 19, 2011. When the period ended on August 31, 2011, two-year Treasury yields were 0.20% and ten-year Treasury yields were 2.23%.

The yields available from tax-free money market securities remained extremely low during the reporting period given continued historically low short-term interest rates.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Tax Free Reserves 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. The Fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund.

Under normal market conditions, the Portfolio invests at least 80% of its assets in short-term, high-quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Subject to this 80% policy, the Portfolio may purchase other money market instruments, the interest on which is subject to regular federal income taxes or the AMT. Municipal securities include debt obligations issued by any of the fifty states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations (“VRDOs”)i, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. The Portfolio may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks.

At Western Asset Management Company (“Western Asset”), the Fund’s and the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. While the fixed-income market experienced periods of volatility during the twelve months ended August 31, 2011, investors who assumed greater risk were rewarded, as the spread sectors (non-Treasuries) generally outperformed U.S. Treasuries. Even though growth moderated as the reporting period progressed, the economy continued to expand and corporate profits were often better-than-expected. Also supporting the spread sectors was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These flights to quality were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in most cases, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets. One notable exception was toward the end of the period, as concerns regarding the raising of the U.S. debt ceiling and the subsequent Standard & Poor’s downgrade of U.S. sovereign debt caused investors to gravitate to the relative safety of U.S. Treasury securities.

The yields on two- and ten-year Treasuries began the fiscal year at 0.47% and 2.47%, respectively. Treasury yields fluctuated during the twelve-month reporting period given the aforementioned flights to quality, as well as uncertainties regarding Federal Reserve Board (“Fed”)ii monetary policy. During the fiscal year, two-year Treasury

2	Western Asset Tax Free Reserves 2011 Annual Report

Fund overview (cont’d)

yields moved as high as 0.87% and as low as 0.19%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.07%. On August 31, 2011, yields on two- and ten-year Treasuries were 0.20% and 2.23%, respectively.

Continued historically low short-term interest rates and the Fed’s intention to keep the federal funds rateiii between zero and 0.25% until mid-2013 resulted in the yields available from tax-free money market securities remaining very low during the fiscal year.

The municipal bond market also experienced periods of heightened volatility. The municipal market weakened during most of the first five months of the period. In late 2010, investor demand could not absorb a sharp increase in new issuance of Build America Bonds (“BABs”). This spike in new issuance occurred as the BAB program was expiring at the end of December. Also pressuring the market were concerns regarding the financial health of some municipal bond issuers, fears of increasing defaults and investor redemptions from municipal bond mutual funds. The municipal market strengthened over the majority of the remainder of the reporting period, as tax revenues rose, new issuance declined, investor demand increased, defaults remained low and numerous states took actions to reduce spending and get their financial houses in order. All told, the Barclays Capital Municipal Bond Indexiv returned 2.66% for the twelve months ended August 31, 2011. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexv, returned 4.62%.

The national municipal market has, to a great extent, weathered the recession, escaping without the predicted rash of defaults and bankruptcies. While there have been some high-profile problems, states and localities have largely met their fiscal challenges, primarily with expenditure cuts rather than tax increases. Contentious labor negotiations in several states resulted in cost savings and weaker union bargaining power. Pension funding deficits, a long hidden problem, emerged as a central concern, which is now being addressed by many municipalities. In addition, budget challenges that were expected due to less stimulus dollars have been mitigated to a large extent by tax receipts that improved during the first six months of 2011.

Q. How did we respond to these changing market conditions?

A. We continued to invest in high-quality, top tier securities as we sought to maximize income while preserving capital and maintaining liquidity and diversification. During the period, we increased the Fund’s allocation to VRDOs with liquidity provided by high-quality U.S. banks. In contrast, we reduced our exposure to VRDOs with liquidity provided by European banks toward the end of the period. This was done as the European debt crisis escalated and there were concerns about capital funding levels at a number of European banks.

Performance review

As of August 31, 2011, the seven-day current yield for Class N shares of Western Asset Tax Free Reserves was 0.01% and the seven-day effective yield, which reflects compounding, was 0.01%.1

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset Tax Free Reserves 2011 Annual Report	3

Western Asset Tax Free Reserves Yields as of August 31, 2011 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Class N	0.01%	0.01%
Class A	0.01%	0.01%
Class B	0.01%	0.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent fee waivers and/or expense reimbursements, the seven-day current yield and the seven-day effective yield for Class N shares would have been -0.44%; the seven-day current yield and the seven-day effective yield for Class A shares would have been -0.31%; and the seven-day current yield and the seven-day effective yield for Class B shares would have been -2.30% and -2.27%, respectively.

The manager has voluntarily undertaken to limit Fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. The municipal money market yield curvevi remained relatively flat during the fiscal year, with typically only small differences between the yields available from shorter-term municipal money market securities and their longer-term counterparts. Given this, we maintained a large allocation to VRDOs during the reporting period. This proved to be beneficial, especially at the end of July and early August, as VRDO rates moved higher given concerns about the raising of the U.S. debt ceiling and fears of a downgrade for U.S. Treasuries.

At times during the fiscal year, we were able to capture incremental yields by opportunistically investing in high-quality tax-exempt commercial paper with three- to four-month maturities. Toward the end of the period, the yields available from these securities moved closer in line with VRDOs, and we looked for opportunities elsewhere. We selectively participated in a number of smaller issuances of municipal notes with nine- to twelve-month maturities that allowed the Fund to generate somewhat higher yields.

As discussed, we pared our exposure to VRDOs backed by European banks given our focus on preservation of capital and our concerns regarding the escalation of the European sovereign debt crisis. This strategy modestly detracted from performance as VRDO rates offered by European banks moved higher at the end of July 2011; therefore, our reduced exposure to these VRDOs caused the Fund to forgo the incremental yield we would have otherwise received.

Thank you for your investment in Western Asset Tax Free Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4	Western Asset Tax Free Reserves 2011 Annual Report

Fund overview (cont’d)

Sincerely,

Western Asset Management Company

September 20, 2011

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in the Fund. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Variable rate demand obligations (“VRDOs”) are floating rate debt obligations whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Tax Free Reserves 2011 Annual Report	5

Portfolio at a glance† (unaudited)

Tax Free Reserves Portfolio

The Fund invests all of its investable assets in Tax Free Reserves Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of August 31, 2011 and August 31, 2010. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	Western Asset Tax Free Reserves 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2011 and held for the six months ended August 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†*	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†*	Expenses Paid During the Period[3]
Class N	0.01%	$1,000.00	$1,000.10	0.35%	$1.76	Class N	5.00%	$1,000.00	$1,023.44	0.35%	$1.79
Class A	0.01	1,000.00	1,000.10	0.33	1.66	Class A	5.00	1,000.00	1,023.54	0.33	1.68
Class B	0.01	1,000.00	1,000.10	0.34	1.71	Class B	5.00	1,000.00	1,023.49	0.34	1.73

[1]	For the six months ended August 31, 2011.
[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year (184) then divided by 365.

†	In order to maintain a minimum yield, additional waivers were implemented.
*	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

Western Asset Tax Free Reserves 2011 Annual Report	7

Statement of assets and liabilities

August 31, 2011

Assets:
Investment in Tax Free Reserves Portfolio, at value	$350,285,744
Receivable for Fund shares sold	2,809,452
Receivable from investment manager	47,732
Prepaid expenses	36,298
Total Assets	353,179,226

Liabilities:
Service and/or distribution fees payable	59,562
Payable for Fund shares repurchased	33,785
Distributions payable	2,651
Accrued expenses	53,444
Total Liabilities	149,442
Total Net Assets	$353,029,784

Net Assets:
Par value (Note 5)	$3,531
Paid-in capital in excess of par value	353,107,750
Overdistributed net investment income	(51,900)
Accumulated net realized loss on investments	(29,597)
Total Net Assets	$353,029,784

Shares Outstanding:
Class N	229,396,039
Class A	123,473,426
Class B	184,076

Net Asset Value:
Class N	$1.00
Class A	$1.00
Class B	$1.00

See Notes to Financial Statements.

8	Western Asset Tax Free Reserves 2011 Annual Report

Statement of operations

For the Year Ended August 31, 2011

Investment Income:
Income from Tax Free Reserves Portfolio	$1,034,432
Allocated expenses from Tax Free Reserves Portfolio	(452,011)
Allocated waiver from Tax Free Reserves Portfolio	40,842
Total Investment Income	623,263

Expenses:
Investment management fee (Note 2)	822,243
Service and/or distribution fees (Notes 2 and 3)	624,517
Registration fees	68,039
Shareholder reports	42,557
Transfer agent fees (Note 3)	33,698
Audit and tax	21,285
Legal fees	16,489
Litigation fees (Notes 2 and 8)	14,970
Insurance	13,557
Fund accounting fees	4,200
Trustees’ fees	3,166
Miscellaneous expenses	501
Total Expenses	1,665,222
Less: Fee waivers and/or expense reimbursements (Notes 2 and 3)	(1,069,375)
Net Expenses	595,847
Net Investment Income	27,416
Net Realized Gain on Investments from Tax Free Reserves Portfolio	27,390
Increase in Net Assets from Operations	$54,806

See Notes to Financial Statements.

Western Asset Tax Free Reserves 2011 Annual Report	9

Statements of changes in net assets

For the Years Ended August 31,	2011	2010

Operations:
Net investment income	$27,416	$22,012
Net realized gain	27,390	415
Increase in Net Assets From Operations	54,806	22,427

Distributions to Shareholders From (Notes 1 and 4):
Net investment income	(27,416)	(22,012)
Decrease in Net Assets From Distributions to Shareholders	(27,416)	(22,012)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	574,658,073	335,087,820
Reinvestment of distributions	3,209	975
Cost of shares repurchased	(414,199,003)	(374,657,129)
Increase (Decrease) in Net Assets From Fund Share Transactions	160,462,279	(39,568,334)
Increase (Decrease) in Net Assets	160,489,669	(39,567,919)

Net Assets:
Beginning of year	192,540,115	232,108,034
End of year*	$353,029,784	$192,540,115
* Includes overdistributed net investment income of:	$(51,900)	$(51,900)

See Notes to Financial Statements.

10	Western Asset Tax Free Reserves 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2011		2010		2009		2008	2007

Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000	[1]	0.000	[1]	0.007		0.020	0.030
Net realized gain (loss)[1]	0.000		0.000		(0.000)		0.000	0.000
Total income from operations	0.000	[1]	0.000	[1]	0.007		0.020	0.030

Less distributions from:
Net investment income	(0.000)	[1]	(0.000)	[1]	(0.007)		(0.020)	(0.030)
Total distributions	(0.000)	[1]	(0.000)	[1]	(0.007)		(0.020)	(0.030)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000	$1.000
Total return[2]	0.01%		0.01%		0.72%		2.03%	3.04%

Net assets, end of year (000s)	$229,372		$192,418		$232,108		$405,696	$373,870

Ratios to average net assets:
Gross expenses[3,4]	0.80%		0.82%[5]		0.83%[5]		0.76%	0.80%[6]
Net expenses[3,7,8]	0.37	[9]	0.32	[5],9	0.65	[5],9	0.65	0.66 [6]
Net investment income	0.01		0.01		0.78		2.00	3.00

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.79%, 0.79%, 0.82%, 0.76% and 0.78% for the years ended August 31, 2011, 2010, 2009, 2008 and 2007, respectively.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.81% and 0.31%, respectively, for the year ended August 31, 2010 and the gross and net expense ratios would have been 0.79% and 0.61%, respectively, for the year ended August 31, 2009.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.79 % and 0.65%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to December 1, 2010, the expense limitation was 0.65%.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Western Asset Tax Free Reserves 2011 Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares	2011	2010[1]

Net asset value, beginning of year	$1.000	$1.000

Income from operations:
Net investment income[2]	0.000	0.000
Net realized gain[2]	0.000	0.000
Total income from operations[2]	0.000	0.000

Less distributions from:
Net investment income[2]	(0.000)	(0.000)
Total distributions[2]	(0.000)	(0.000)

Net asset value, end of year	$1.000	$1.000
Total return[3]	0.01%	0.00%[4]

Net assets, end of year (000s)	$123,474	$75

Ratios to average net assets:
Gross expenses[5]	0.63%	0.69%[6]
Net expenses[5,7,8,9]	0.33	0.38	[6]
Net investment income	0.01	0.02	[6]

[1]	For the period August 17, 2010 (inception date) to August 31, 2010.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Amount represents less than 0.005%.

[5]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

12	Western Asset Tax Free Reserves 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class B Shares	2011	2010[1]

Net asset value, beginning of year	$1.000	$1.000

Income from operations:
Net investment income[2]	0.000	0.000
Net realized gain[2]	0.000	0.000
Total income from operations[2]	0.000	0.000

Less distributions from:
Net investment income[2]	(0.000)	(0.000)
Total distributions[2]	(0.000)	(0.000)

Net asset value, end of year	$1.000	$1.000
Total return[3]	0.01%	0.00%[4]

Net assets, end of year (000s)	$184	$47

Ratios to average net assets:
Gross expenses[5]	1.42%	1.09%[6]
Net expenses[5,7,8,9]	0.37	0.39	[6]
Net investment income	0.01	0.01	[6]

[1]	For the period August 19, 2010 (inception date) to August 31, 2010.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Amount represents less than 0.005%.

[5]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Western Asset Tax Free Reserves 2011 Annual Report	13

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Tax Free Reserves (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust that has the same objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (12.4% at August 31, 2011) in the net assets of the Portfolio.

The Fund has adopted Statement of Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Credit and market risk. The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets and in some cases are backed by a financial institution serving as a liquidity provider. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Accordingly, the credit quality and liquidity of the Portfolio’s investments may be dependent in part on the credit quality of the institutions supporting the Portfolio’s investments and changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

14	Western Asset Tax Free Reserves 2011 Annual Report

Notes to financial statements (cont’d)

(d) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s uncertain tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

Western Asset Tax Free Reserves 2011 Annual Report	15

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements, the Fund and the Portfolio each pay an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total
First $1 billion	0.150%	0.300%	0.450%
Next $1 billion	0.150	0.275	0.425
Next $3 billion	0.150	0.250	0.400
Next $5 billion	0.150	0.225	0.375
Over $10 billion	0.150	0.200	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N, A and B shares did not exceed 0.75%, 0.60% and 1.10%, respectively. Prior to December 1, 2010, the expense limitation for Class N shares was 0.65%. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

During the ended August 31, 2011, fees waived and/or expenses reimbursed amounted to $1,054,405. In addition, during the year ended August 31, 2010, the Fund was reimbursed for litigation fees amounting to $14,970, as described in Note 8.

The manager is permitted to recapture amounts previously waived or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

16	Western Asset Tax Free Reserves 2011 Annual Report

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service and/or distribution fee with respect to its Class N, A and B shares calculated at the annual rate not to exceed 0.25%, 0.10% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class N	$583,330	$23,276
Class A	40,639	9,995
Class B	548	427
Total	$624,517	$33,698

For the year ended August 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class N	$956,223
Class A	112,022
Class B	1,130
Total	$1,069,375

4. Distributions to shareholders by class

	Year Ended August 31, 2011	Year Ended August 31, 2010
Net Investment Income:
Class N	$23,339	$22,012
Class A	4,065	0	[1,2]
Class B	12	0	[1,3]
Total	$27,416	$22,012

[1]	Amount represents less than $1.

[2]	For the period August 17, 2010 (inception date) to August 31, 2010.

[3]	For the period August 19, 2010 (inception date) to August 31, 2010.

5. Shares of beneficial interest

At August 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Tax Free Reserves 2011 Annual Report	17

Transactions in shares of each class were as follows:

	Year Ended August 31, 2011	Year Ended August 31, 2010
Class N
Shares sold	390,033,227	334,957,916
Shares issued on reinvestment	3,040	975
Shares repurchased	(353,109,609)	(374,649,106)
Net increase (decrease)	36,926,658	(39,690,215)

Class A
Shares sold	184,130,207	83,164	†
Shares issued on reinvestment	157	—
Shares repurchased	(60,732,079)	(8,023)	†
Net increase	123,398,285	75,141	†

Class B
Shares sold	494,639	46,740	‡
Shares issued on reinvestment	12	—
Shares repurchased	(357,315)	—
Net increase	137,336	46,740	‡

†	For the period August 17, 2010 (inception date) to August 31, 2010.

‡	For the period August 19, 2010 (inception date) to August 31, 2010.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding fund share transactions.

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class N	Class A	Class B
Daily 9/30/2011	$0.000009	$0.000009	$0.000010

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2011	2010
Distributions Paid From:
Tax-exempt income	$26,201	$22,012
Ordinary income	1,215	—
Total distributions paid	$27,416	$22,012

As of August 31, 2011, there were no significant differences between the book and tax components of net assets.

18	Western Asset Tax Free Reserves 2011 Annual Report

Notes to financial statements (cont’d)

During the taxable year ended August 31, 2011, the Fund utilized $ 27,390 of its capital loss carryover available from prior years.

As of August 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
8/31/2013	$(9,347)
8/31/2014	(226)
8/31/2017	(19,297)
8/31/2018	(727)
$(29,597)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than

Western Asset Tax Free Reserves 2011 Annual Report	19

one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

8. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class

20	Western Asset Tax Free Reserves 2011 Annual Report

Notes to financial statements (cont’d)

of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

Western Asset Tax Free Reserves 2011 Annual Report	21

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.

22	Western Asset Tax Free Reserves 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of August 31, 2011 by examination of the underlying Tax Free Reserves Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Tax Free Reserves as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2011

Western Asset Tax Free Reserves	23

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Tax Free Reserves (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-212-857-8181.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

24	Western Asset Tax Free Reserves

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Western Asset Tax Free Reserves	25

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None

26	Western Asset Tax Free Reserves

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Western Asset Tax Free Reserves	27

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

28	Western Asset Tax Free Reserves

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Western Asset Tax Free Reserves	29

Additional Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

30	Western Asset Tax Free Reserves

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2011:

Distributions paid	September 2010 - December 2010	January 2011 - August 2011
Tax-exempt interest	100.00%	93.94%
Taxable ordinary income	—	6.06%*

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Tax Free Reserves Portfolio 2011 Annual Report	31

Schedule of investments

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 100.2%
Alabama — 2.5%
Huntsville, AL, Health Care Authority, TECP:
Huntsville Hospital	0.120%	9/8/11	$20,100,000	$20,100,000
Huntsville Hospital	0.180%	10/3/11	20,440,000	20,440,000
Huntsville Hospital	0.160%	10/11/11	30,600,000	30,600,000
Total Alabama				71,140,000
Alaska — 0.6%
Alaska Industrial Development & Export Authority Revenue, Greater Fairbanks Community Hospital Foundation Inc., LOC-Bank of Montreal	0.200%	4/1/29	16,635,000	16,635,000	(a)(b)
Arizona — 2.0%
Ak-Chin Indian Community Revenue, AZ, LOC-Bank of America N.A.	0.310%	4/1/23	13,200,000	13,200,000	(a)(b)
Arizona Health Facilities Authority Revenue, Banner Health System, LOC-JPMorgan Chase	0.170%	1/1/29	3,200,000	3,200,000	(a)(b)
Maricopa County, AZ, IDA, MFH Revenue, Refunding, Sonora Vista II Apartments, LOC-Wells Fargo Bank N.A.	0.340%	12/1/39	1,220,000	1,220,000	(a)(b)(c)
Phoenix, AZ, IDA, MFH Revenue, Refunding, Sunrise Vista Apartments-A, LOC-Wells Fargo Bank N.A.	0.340%	6/1/31	2,075,000	2,075,000	(a)(b)(c)
Salt River Pima-Maricopa Indian Community Arizona, LOC-Bank of America NA	0.310%	10/1/25	9,365,000	9,365,000	(a)(b)
Tempe, AZ, Transportation Excise Tax Revenue, SPA-Royal Bank of Canada	0.160%	7/1/37	7,270,000	7,270,000	(a)(b)
Yavapai County, AZ, IDA, Hospital Facility Revenue, Northern Arizona Health Care, LOC-Banco Bilbao Vizcaya	0.400%	12/1/39	21,000,000	21,000,000	(a)(b)
Total Arizona				57,330,000
California — 9.2%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Acacia Creek at Union Project, SPA-Bank of America N.A.	0.170%	7/1/38	11,200,000	11,200,000	(a)(b)
Air Force Village West Inc., LOC-KBC Bank N.V.	0.260%	5/15/35	1,300,000	1,300,000	(a)(b)
California Alumni Association Project, LOC-Bank of America N.A.	0.310%	4/1/34	1,885,000	1,885,000	(a)(b)
Eskaton Village-Roseville, LOC-KBC Bank N.V.	0.260%	12/1/37	9,935,000	9,935,000	(a)(b)
Sharp Healthcare, LOC-Bank of America N.A.	0.170%	8/1/24	3,700,000	3,700,000	(a)(b)
Alameda County, CA, IDA Revenue, JMS Family Partnership, LOC-Wells Fargo Bank N.A.	0.200%	10/1/25	1,200,000	1,200,000	(a)(b)(c)
California EFA Revenue, Chapman University, LOC-Bank of America N.A.	0.140%	10/1/26	1,600,000	1,600,000	(a)(b)

See Notes to Financial Statements.

32	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California EFA, TECP, Stanford University	0.370%	11/17/11	$9,500,000	$9,500,000
California Health Facilities Financing Authority Revenue:
St. Joseph Health Systems, LOC-Northern Trust Company	0.080%	7/1/41	7,000,000	7,000,000	(a)(b)
St. Joseph Health Systems, LOC-U.S. Bank N.A.	0.080%	7/1/41	3,200,000	3,200,000	(a)(b)
California Health Facilities Financing Authority, TECP, Kaiser Permanente	0.380%	12/6/11	23,800,000	23,800,000
California Infrastructure & Economic Development Bank Revenue, Jserra Catholic High School, LOC-Comercia Bank	0.190%	9/1/34	2,000,000	2,000,000	(a)(b)
California PCFA:
Athens Services Project, LOC-Wells Fargo Bank N.A.	0.230%	5/1/21	4,600,000	4,600,000	(a)(b)(c)
BLT Enterprises, LOC-Wells Fargo Bank N.A.	0.230%	4/1/29	700,000	700,000	(a)(b)(c)
Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.	0.210%	10/1/29	1,620,000	1,620,000	(a)(b)(c)
California PCFA, Solid Waste Disposal Revenue:
Bay Counties Waste Services Inc., LOC-Comerica Bank	0.260%	8/1/41	2,700,000	2,700,000	(a)(b)(c)
Burrtec Waste Group Inc., LOC-U.S. Bank N.A.	0.210%	10/1/38	6,300,000	6,300,000	(a)(b)(c)
Waste Connections Inc. Project, LOC-Bank of America N.A	0.320%	8/1/18	3,800,000	3,800,000	(a)(b)(c)
California State, GO:
Kindergarten-University, LOC-Citibank N.A.	0.100%	5/1/34	1,000,000	1,000,000	(a)(b)
LOC-Bank of Montreal	0.080%	5/1/33	9,900,000	9,900,000	(a)(b)
California Statewide CDA Revenue, Rady Children’s Hospital, LOC-Wells Fargo Bank N.A.	0.060%	8/15/47	1,700,000	1,700,000	(a)(b)
California Statewide CDA, TECP, Kaiser Permanente	0.390%	9/7/11	10,200,000	10,200,000
California Statewide CDA, TECP, Kaiser Permanente	0.400%	12/7/11	7,900,000	7,900,000
California Statewide CDA, TECP, Kaiser Permanente	0.380%	2/8/12	15,000,000	15,000,000
Calleguas-Las Virgenes, CA, Public Financing Authority Revenue, Municipal Water District Project, LOC-Wells Fargo Bank N.A.	0.140%	7/1/37	10,000,000	10,000,000	(a)(b)
Corona-Norco, CA, USD, GO, TRAN	2.000%	9/28/11	11,100,000	11,111,668
East Bay, CA, MUD, TECP	0.300%	10/6/11	14,700,000	14,700,000
Hesperia, CA, COP, Civic Plaza Financing, LOC-Bank of America N.A.	0.250%	10/1/34	1,675,000	1,675,000	(a)(b)
Hesperia, CA, Public Financing Authority Revenue, 1993 Street Improvement Project, LOC-Bank of America N.A.	0.250%	10/1/23	195,000	195,000	(a)(b)
Irvine, CA Improvement Bond Act of 1915, Assessment District 87-8, LOC-KBC Bank NV	0.230%	9/2/24	200,000	200,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	33

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Irvine, CA, Improvement Bond Act of 1915, Revenue, Limited Obligation Assessment District 04-20, LOC-KBC Bank NV	0.230%	9/2/30	$600,000	$600,000	(a)(b)
Los Angeles, CA, Department of Water & Power:
Subordinated, SPA-Bank of America	0.090%	7/1/34	300,000	300,000	(a)(b)
Subordinated, SPA-Bank of America N.A.	0.120%	7/1/34	1,300,000	1,300,000	(a)(b)
Metropolitan Water District of Southern California, SPA-Wells Fargo Bank N.A.	0.140%	7/1/35	1,700,000	1,700,000	(a)(b)
Paramount, CA, USD:
COP, School Facility Bridge Funding, AGM, SPA-Wachovia Bank N.A.	0.190%	9/1/31	3,695,000	3,695,000	(a)(b)
School Facility Bridge Funding Program, AGM, SPA-Wells Fargo Bank N.A.	0.190%	9/1/30	5,700,000	5,700,000	(a)(b)
Sacramento County, CA, Housing Authority, MFH Revenue:
Carlton Plaza Sacramento LLC, FNMA, LIQ-FNMA	0.210%	5/15/36	6,100,000	6,100,000	(a)(b)(c)
Chesapeake Commons, Wasatch Pool Holdings LLC, FNMA, LIQ-FNMA	0.210%	2/15/31	25,000,000	25,000,000	(a)(b)(c)
Logan Park Apartments, FHLMC, LIQ-FHLMC	0.210%	5/1/42	14,500,000	14,500,000	(a)(b)(c)
Sacramento County, CA, Sanitation District Financing Authority Revenue, LOC-Bank of America N.A.	0.090%	12/1/39	400,000	400,000	(a)(b)
San Diego County, CA, COP, Friends of Chabad, LOC-Comerica Bank	0.210%	1/1/23	870,000	870,000	(a)(b)
San Jose, CA, MFH Revenue, Villa Monterey Apartments, FNMA, LIQ-FNMA	0.230%	7/15/35	1,645,000	1,645,000	(a)(b)(c)
San Mateo, CA, Union High School District, GO, BAN	2.000%	2/15/12	9,550,000	9,608,642
Santa Maria, CA, Joint Unified High School District, COP, LOC-Bank of America N.A.	0.310%	6/1/33	600,000	600,000	(a)(b)
Southern California Public Power Authority, Project Revenue, LOC-KBC Bank N.V.	0.280%	7/1/36	2,000,000	2,000,000	(a)(b)
Stockton, CA, Health Facilities Revenue, Dameron Hospital Association, LOC-Citibank N.A.	0.110%	12/1/32	710,000	710,000	(a)(b)
Ventura County, CA, Public Financing Authority, TECP, LOC-Bank of Nova Scotia	0.290%	9/9/11	3,600,000	3,600,000
Windsor, CA, Multi-Family Revenue, Oakmont Retirement Investors LLC, Fannie Mae, LIQ-Fannie Mae	0.220%	8/1/25	500,000	500,000	(a)(b)(c)
Total California				258,450,310
Colorado — 2.8%
Colorado Educational & Cultural Facilities Authority Revenue:
Four Community Hillel House, National Jewish Federation, LOC- JPMorgan Chase	0.140%	5/1/38	1,050,000	1,050,000	(a)(b)

See Notes to Financial Statements.

34	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
National Jewish Federation Bond Program, LOC-Bank of America N.A.	0.180%	8/1/27	$1,535,000	$1,535,000	(a)(b)
National Jewish Federation Bond, LOC-Bank of America N.A.	0.180%	2/1/38	2,610,000	2,610,000	(a)(b)
Colorado Educational and Cultural Facilities, Nature Conservancy, Project A	0.200%	7/1/27	564,000	564,000	(a)(b)
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives, SPA-Landesbank Hessen-Thuringen	0.320%	3/1/23	1,100,000	1,100,000	(a)(b)
Catholic Health, SPA-Landesbank Baden-Wurttemberg	0.280%	3/1/44	6,000,000	6,000,000	(a)(b)
Colorado HFA, Multi-Family, Greenwood, FNMA, LIQ-FNMA	0.150%	10/15/16	10,000	10,000	(a)(b)
Colorado HFA Revenue, Multi-Family, SPA-FHLB	0.220%	4/1/45	7,000,000	7,000,000	(a)(b)(c)
Colorado HFA, EDR, Lehman Communications Corp., LOC-Wells Fargo Bank N.A.	0.340%	7/1/28	2,180,000	2,180,000	(a)(b)(c)
Colorado Housing & Finance Authority, Multi-Family, SPA-FHLB	0.210%	10/1/21	5,630,000	5,630,000	(a)(b)(c)
Cornerstone Metropolitan District No. 2, CO, GO, Limited Tax, LOC-Bank of America N.A.	0.270%	12/1/46	4,145,000	4,145,000	(a)(b)
Denver, CO, City & County, COP, SPA-JPMorgan Chase	0.140%	12/1/31	35,800,000	35,800,000	(a)(b)
Fort Collins, CO, EDR, Custom Blending Inc., LOC-Wells Fargo Bank N.A.	0.340%	6/1/33	3,575,000	3,575,000	(a)(b)(c)
Park 70 Metropolitan District, CO, GO, Limited Tax Convertible Unlimited Tax, LOC-U.S. Bank N.A.	0.800%	12/1/11	2,690,000	2,690,000	(d)
University of Colorado Hospital Authority Revenue, LOC-Wells Fargo Bank N.A.	0.150%	11/15/41	4,800,000	4,800,000	(a)(b)
Total Colorado				78,689,000
Connecticut — 1.3%
Capital City EDA, Parking & Energy Fee Revenue, SPA-Bank of America	0.240%	6/15/34	9,600,000	9,600,000	(a)(b)
Connecticut State HEFA Revenue:
Choate Rosemary Hall, LOC-JPMorgan Chase	0.200%	7/1/37	1,890,000	1,890,000	(a)(b)
Hoffman Summerwood Community, LOC-TD Banknorth N.A.	0.160%	7/1/37	2,030,000	2,030,000	(a)(b)
Hotchkiss School, SPA-U.S. Bank N.A.	0.170%	7/1/30	3,900,000	3,900,000	(a)(b)
St. Joseph College, LOC-Sovereign Bank FSB & Banco Santander SA	0.350%	7/1/38	3,600,000	3,600,000	(a)(b)
Trinity College, LOC-JPMorgan Chase	0.180%	7/1/34	200,000	200,000	(a)(b)
Westminster School, LOC-Bank of America N.A.	0.260%	7/1/32	1,000,000	1,000,000	(a)(b)
Westover School, LOC-TD Banknorth	0.180%	7/1/30	2,100,000	2,100,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	35

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — continued
Yale University	0.100%	7/1/33	$185,000	$185,000	(a)(b)
Yale University	0.050%	7/1/35	500,000	500,000	(a)(b)
Yale University	0.070%	7/1/36	4,215,000	4,215,000	(a)(b)
Connecticut State HFA:
Housing Mortgage Finance Program	0.450%	11/15/11	700,000	700,000	(d)
Housing Mortgage Finance Program, AMBAC, SPA-FHLB	0.300%	11/15/33	150,000	150,000	(a)(b)(c)
Housing Mortgage Finance Program, SPA-FHLB	0.300%	5/15/31	990,000	990,000	(a)(b)(c)
Hartford Redevelopment Agency Mortgage Revenue, Housing Underwood Tower Project, AGM, SPA-Societe Generale	0.360%	6/1/20	3,500,000	3,500,000	(a)(b)
Hartford, CT, GO, BAN	2.000%	4/12/12	2,850,000	2,873,905
Total Connecticut				37,433,905
District of Columbia — 1.4%
District of Columbia Enterprise Zone Revenue, Crowell and Moring LLP Project, LOC-Wells Fargo Bank N.A.	0.320%	1/1/13	1,800,000	1,800,000	(a)(b)(c)
District of Columbia Housing Finance Agency, MFH Revenue, Pentacle Apartments Project, FHLMC, LOC-FHLMC	0.190%	11/1/38	3,760,000	3,760,000	(a)(b)
District of Columbia Revenue:
American Legacy Foundation	0.200%	12/1/43	1,800,000	1,800,000	(a)(b)
American Psychological Association, LOC-Bank of America	0.380%	3/1/28	245,000	245,000	(a)(b)
American Sociological Association, LOC-PNC Bank N.A.	0.210%	12/1/37	2,015,000	2,015,000	(a)(b)
Henry J. Kaiser Foundation, SPA-JPMorgan Chase	0.210%	7/1/41	14,000,000	14,000,000	(a)(b)
Jesuit Conference, LOC-PNC Bank	0.210%	10/1/37	1,685,000	1,685,000	(a)(b)
Vestry Rock Creek Parish, LOC-PNC Bank N.A.	0.210%	11/1/37	7,585,000	7,585,000	(a)(b)
Washington Center for Internships and Academic Seminars, LOC-Branch Banking & Trust	0.210%	2/1/48	5,000,000	5,000,000	(a)(b)
Metropolitan Washington, DC, Airports Authority System Revenue	5.000%	10/1/11	1,775,000	1,781,469	(c)
Total District of Columbia				39,671,469
Florida — 4.6%
Broward County, FL, EFA Revenue, Nova Southeastern University Inc., LOC-Bank of America N.A.	0.130%	4/1/24	660,000	660,000	(a)(b)
Florida Housing Finance Agency, LIQ-FNMA	0.190%	9/15/26	1,250,000	1,250,000	(a)(b)
Florida Housing Finance Corp., Multi-Family Mortgage Revenue, Cutler Riverside Preservation Apartments, FHLMC, LIQ-FHLMC	0.230%	6/1/48	5,300,000	5,300,000	(a)(b)(c)

See Notes to Financial Statements.

36	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Florida Housing Finance Corp., Multi-Family Revenue, St. Andrews Pointe Apartments, FNMA, LIQ-FNMA	0.230%	6/15/36	$2,915,000	$2,915,000	(a)(b)(c)
Florida Municipal Loan Council, TECP, LOC Bank of America	0.230%	9/15/11	6,300,000	6,300,000
Halifax, FL, Hospital Medical Center, LOC-JPMorgan Chase	0.190%	6/1/48	20,400,000	20,400,000	(a)(b)
Hillsborough County, FL, IDA Revenue, Independent Day School Project of Tampa, LOC-Bank of America N.A.	0.450%	9/1/26	400,000	400,000	(a)(b)
Hillsborough County, FL, School Board COP, Master Lease, NATL, LOC-Wells Fargo Bank N.A.	0.120%	7/1/30	17,000,000	17,000,000	(a)(b)
Jacksonville, FL, Economic Development Commission Revenue, The YMCA of Florida’s First Coast Project, LOC-Bank of America	0.310%	3/1/36	1,050,000	1,050,000	(a)(b)
Jacksonville, FL, Electric Authority Revenue, TECP, LOC-Landesbank Hessen-Thuringen	0.300%	9/1/11	32,500,000	32,500,000
Jacksonville, FL, Electric Authority, TECP, LOC-Landsbank Hessen-Thuringen	0.210%	10/4/11	6,500,000	6,500,000
Marion County, FL, HFA Revenue, Paddock Apartments, Fannie Mae, LIQ-Fannie Mae	0.180%	10/15/32	1,180,000	1,180,000	(a)(b)
North Broward, FL, Hospital District Revenue, NATL, LOC-Wells Fargo Bank N.A.	0.150%	1/15/27	6,900,000	6,900,000	(a)(b)
Orange County, FL, School Board COP, LOC-Wells Fargo Bank N.A.	0.120%	8/1/22	2,200,000	2,200,000	(a)(b)
Palm Beach County, FL, Revenue, Palm Beach Day Academy Project, LOC-Wells Fargo Bank N.A.	0.190%	1/1/37	5,000,000	5,000,000	(a)(b)
Pinellas County, FL, Health Facilities Authority Revenue, Health Systems Baycare, AGM, SPA-Morgan Stanley	0.270%	11/15/33	20,895,000	20,895,000	(a)(b)
Total Florida				130,450,000
Georgia — 2.7%
Carroll County, GA, Development Authority Revenue, Royal Metal Productions Inc. Project, LOC-Branch Banking & Trust	0.280%	1/1/27	3,200,000	3,200,000	(a)(b)(c)
Coweta County, GA, Development Authority Revenue, W.Y. Newnan Holding LLC Project, LOC-Wells Fargo Bank N.A.	0.340%	4/1/32	4,540,000	4,540,000	(a)(b)(c)
De Kalb County, GA, Housing Authority, MFH Revenue, Friendly Heights LP, LOC-FHLMC	0.240%	5/1/34	6,860,000	6,860,000	(a)(b)(c)
Douglas County, GA, Development Authority, IDR, Pandosia LLC Project, LOC-Wells Fargo Bank N.A.	0.240%	12/1/27	3,900,000	3,900,000	(a)(b)(c)
Floyd County, GA, Development Authority Revenue:
Berry College Inc. Project, LOC-FHLB, SunTrust Bank	0.170%	8/1/22	5,260,000	5,260,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	37

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Berry College Inc., LOC-FHLB, SunTrust Bank	0.170%	6/1/38	$6,295,000	$6,295,000	(a)(b)
Fulton County, GA, Development Authority Revenue, Doris & Weber School Project, LOC-Branch Banking & Trust	0.210%	12/1/30	1,995,000	1,995,000	(a)(b)
Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facility, Lanier Village Estates Inc., Radian, LOC-Bank of America N.A., SPA-LaSalle Bank N.A.	0.100%	11/15/33	500,000	500,000	(a)(b)
Greene County, GA, Development Authority Sewer Facilities Revenue, Carey Station Welfare LLC Project, LOC-Wells Fargo Bank N.A.	0.340%	9/1/24	3,930,000	3,930,000	(a)(b)(c)
Gwinnett County, GA, Development Authority, IDR, Barco Inc. Project, LOC-Branch Banking & Trust	0.280%	11/1/20	8,675,000	8,675,000	(a)(b)(c)
Habersham County, GA, Development Authority, IDR, SteelCell of North America Inc., LOC-Bank of America N.A.	0.490%	9/1/29	3,290,000	3,290,000	(a)(b)
Houston County, GA, Development Authority Sewer Facility Revenue, Perdue Farms Inc. Project, LOC-Rabobank Nederland	0.200%	1/1/18	5,350,000	5,350,000	(a)(b)(c)
Kennesaw, GA, Development Authority, MFH Revenue, Walton Ridenour Apartments LP, LOC-FHLB, SunTrust Bank	0.200%	4/1/37	4,800,000	4,800,000	(a)(b)(c)
Savannah, GA, EDA Revenue, Savannah Country Day School, LOC-Branch Banking & Trust	0.210%	5/1/32	2,890,000	2,890,000	(a)(b)
Stephens County, GA, Development Authority, IDR, CMC of Georgia Inc. Project, LOC-Branch Banking & Trust	0.280%	8/1/21	5,825,000	5,825,000	(a)(b)(c)
Thomasville, GA, Hospital Authority Revenue:
Anticipation CTFS, John Archbold Medical Center Inc., LOC-Branch Banking & Trust	0.210%	11/1/23	2,915,000	2,915,000	(a)(b)
Anticipation CTFS, John D Archbold Memorial Hospital, LOC-Branch Banking & Trust	0.210%	11/1/39	2,550,000	2,550,000	(a)(b)
Valdosta-Lowndes County, GA, IDA Revenue, Steeda Autosports Project, LOC-Bank of America N.A.	0.480%	2/1/29	3,800,000	3,800,000	(a)(b)(c)
Total Georgia				76,575,000
Illinois — 6.7%
Aurora, IL, Keson Industries Inc. Project, LOC-Harris Trust and Savings Bank	0.350%	7/1/26	1,895,000	1,895,000	(a)(b)(c)
Bloomington, IL, Normal Airport Authority, SPA-Bank One N.A.	0.180%	1/1/23	3,200,000	3,200,000	(a)(b)
Channahon, IL, Revenue, Morris Hospital, LOC-U.S. Bank N.A.	0.200%	12/1/34	3,000,000	3,000,000	(a)(b)
Chicago, IL, GO, SPA-Banco Bilbao Vizcaya	0.230%	1/1/42	42,850,000	42,850,000	(a)(b)

See Notes to Financial Statements.

38	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, Midway Airport Revenue, LOC-Bank of Montreal	0.240%	1/1/35	$5,675,000	$5,675,000	(a)(b)(c)
Chicago, IL, Renaissance Center LP, LOC-Harris Trust and Savings Bank	0.350%	10/1/34	2,590,000	2,590,000	(a)(b)(c)
Chicago, IL, Sales Tax Revenue, SPA-JPMorgan Chase	0.140%	1/1/34	1,000,000	1,000,000	(a)(b)
Chicago, IL, Tax Increment Revenue, Tax Allocation Bonds, Near North Redevelopment Project, Senior Lien, LOC-Bank of New York	0.210%	1/1/19	9,165,000	9,165,000	(a)(b)
Chicago, IL, Wastewater Transmission Revenue, LOC-Harris N.A.	0.130%	1/1/39	17,100,000	17,100,000	(a)(b)
Cook County, IL, Catholic Theological University Project, LOC-Harris Trust and Savings Bank	0.210%	2/1/35	1,000,000	1,000,000	(a)(b)
Du Page County, IL, Revenue, Morton Arboretum Project, LOC-Bank of America N.A.	0.310%	10/15/38	750,000	750,000	(a)(b)
Illinois Development Finance Authority Revenue:
Evanston Northwestern, SPA-JPMorgan Chase	0.090%	5/1/31	5,965,000	5,965,000	(a)(b)
Metropolitan Family Services, LOC-Bank of America N.A.	0.430%	1/1/29	5,611,000	5,611,000	(a)(b)
Illinois Development Finance Authority, IDR, Elite Manufacturing Tech Inc. Project, LOC-LaSalle Bank N.A.	0.480%	6/1/24	2,365,000	2,365,000	(a)(b)(c)
Illinois DFA:
Carmel High School Project, LOC-LaSalle Bank	0.260%	7/1/38	2,000,000	2,000,000	(a)(b)
Glenwood School for Boys, LOC-Harris Bank	0.200%	2/1/33	4,500,000	4,500,000	(a)(b)
Illinois DFA, IDR, Profile Packaging Inc. Project, LOC-LaSalle Bank N.A.	0.580%	7/1/18	2,000,000	2,000,000	(a)(b)(c)
Illinois EFA Revenue, The Adler Planetarium, LOC-PNC Bank N.A.	0.140%	4/1/31	6,000,000	6,000,000	(a)(b)
Illinois Finance Authority Revenue:
Illinois College, LOC-U.S. Bank	0.210%	10/1/30	7,235,000	7,235,000	(a)(b)
Lake Forest Country Day School, LOC-Northern Trust Co.	0.190%	7/1/35	4,000,000	4,000,000	(a)(b)
Landing at Plymouth Place Inc., LOC-Sovereign Bank FSB & Banco Santander SA	0.470%	5/15/37	6,650,000	6,650,000	(a)(b)
Loyola Academy, LOC-JPMorgan Chase	0.190%	11/1/37	900,000	900,000	(a)(b)
Murphy Machine Products Inc, LOC-Bank of America N.A.	0.340%	11/1/33	3,570,000	3,570,000	(a)(b)(c)
OSF Healthcare System, LOC-Wells Fargo Bank N.A.	0.130%	11/15/24	335,000	335,000	(a)(b)
Resurrection Health, LOC-JPMorgan Chase	0.140%	5/15/35	7,225,000	7,225,000	(a)(b)
University of Chicago Medical Center, LOC-Bank of America N.A.	0.090%	8/1/43	2,200,000	2,200,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	39

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois Finance Authority, MFH Revenue, Liberty Towers Associates, LOC-Harris N.A.	0.220%	10/1/39	$5,010,000	$5,010,000	(a)(b)
Illinois Housing Development Authority, MFH Revenue, Galesburg Towers Associates II, LOC-Harris N.A.	0.330%	12/1/35	3,800,000	3,800,000	(a)(b)(c)
Illinois State Toll Highway Authority, Toll Highway Revenue, LOC-PNC Bank N.A.	0.170%	7/1/30	10,300,000	10,300,000	(a)(b)
Libertyville, IL, Industrial Revenue, Fabrication Technologies, LOC-LaSalle Bank N.A.	0.610%	12/1/28	1,840,000	1,840,000	(a)(b)(c)
University of Illinois, COP, PART, SPA-Bank of America	0.230%	8/15/21	18,485,000	18,485,000	(a)(b)
Total Illinois				188,216,000
Indiana — 3.8%
Fort Wayne, IN, Waterworks Utility Revenue, BAN	0.650%	2/8/12	9,840,000	9,840,000
Indiana Finance Authority Hospital Revenue, Floyd Memorial Hospital & Health Services, LOC-Branch Banking & Trust	0.120%	3/1/36	4,265,000	4,265,000	(a)(b)
Indiana Finance Authority, Solid Waste Disposal Revenue, New Holland Dairy Leasing, LOC-LaSalle Bank N.A.	0.480%	12/1/27	3,200,000	3,200,000	(a)(b)(c)
Indiana State Finance Authority Revenue:
Lease Appropriation, SPA-JPMorgan Chase	0.130%	2/1/35	23,300,000	23,300,000	(a)(b)
Lease Appropriation, SPA-JPMorgan Chase	0.130%	2/1/37	8,950,000	8,950,000	(a)(b)
Marquette Project, LOC-Branch Banking & Trust	0.230%	3/1/39	4,930,000	4,930,000	(a)(b)
Indiana State Finance Authority, Environmental Revenue, Duke Energy Indiana Inc. Project, LOC-Bank of America N.A.	0.120%	10/1/40	15,325,000	15,325,000	(a)(b)
Indianapolis, IN, MFH Revenue, Washington Pointe LP Project, FNMA, LIQ-FNMA	0.230%	4/15/39	3,970,000	3,970,000	(a)(b)
St. Joseph County, IN, Educational Facilities Revenue, University of Notre Dame du Lac, SPA-Banco Bilbao Vizcaya	0.230%	3/1/38	29,804,000	29,804,000	(a)(b)
Whitley County, IN, EDR, Micopulse Inc. Project, LOC-Wells Fargo Bank N.A.	0.340%	2/1/28	2,315,000	2,315,000	(a)(b)(c)
Total Indiana				105,899,000
Iowa — 1.3%
Iowa Finance Authority Health Facilities Revenue, Iowa Health System, LOC-JPMorgan Chase	0.130%	2/15/35	6,100,000	6,100,000	(a)(b)
Iowa Finance Authority, Health Facilities Revenue, Iowa Health System, LOC-JPMorgan Chase	0.130%	2/15/35	675,000	675,000	(a)(b)
Iowa Finance Authority, IDR:
Embria Health Sciences Project, LOC-Wells Fargo Bank	0.340%	6/1/32	2,400,000	2,400,000	(a)(b)(c)

See Notes to Financial Statements.

40	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Iowa — continued
PowerFilm Inc. Project, LOC-Bank of America N.A.	0.480%	6/1/28	$1,715,000	$1,715,000	(a)(b)(c)
Iowa Finance Authority, MFH Revenue, Windsor on the River LLC, LOC-Wells Fargo Bank N.A.	0.230%	5/1/42	7,000,000	7,000,000	(a)(b)(c)
Iowa Finance Authority, Retirement Community Revenue:
Edgewater A Wesley Active Life Community LLC, LOC-Sovereign Bank FSB & Banco Santander SA	0.470%	11/1/42	13,600,000	13,600,000	(a)(b)
Edgewater A Wesley Active Life Community LLC, LOC-Sovereign Bank FSB & Banco Santander SA	0.470%	11/1/42	4,000,000	4,000,000	(a)(b)
Iowa Higher Education Loan Authority Revenue, Private College, University of Dubuque, LOC-Northern Trust Co.	0.120%	4/1/35	320,000	320,000	(a)(b)
Total Iowa				35,810,000
Kentucky — 1.8%
Boone County, KY, Industrial Building Revenue, Kiswel Inc. Project, LOC-Branch Banking & Trust	0.280%	5/1/27	6,440,000	6,440,000	(a)(b)(c)
Boyle County, KY, Hospital Revenue, Ephraim McDowell Health Project, LOC-Branch Banking & Trust	0.200%	4/1/36	2,600,000	2,600,000	(a)(b)
Carroll County, KY, Solid Waste Disposal Revenue, North American Stainless Project, LOC-PNC Bank N.A.	0.250%	1/1/31	8,300,000	8,300,000	(a)(b)(c)
Christian County, KY, Association of Counties Leasing Trust Lease Program, LOC-U.S. Bank N.A.	0.130%	6/1/38	4,335,000	4,335,000	(a)(b)
Christian County, KY, Association of County Leasing Trust Lease Program, LOC-U.S. Bank N.A	0.130%	4/1/37	4,355,000	4,355,000	(a)(b)
Kentucky Economic Development Finance Authority, Hospital Facilities Revenue:
Baptist Healthcare System, LOC-Branch Banking & Trust	0.200%	8/15/38	8,000,000	8,000,000	(a)(b)
Baptist Healthcare System, LOC-JPMorgan Chase	0.130%	8/15/38	3,330,000	3,330,000	(a)(b)
Richmond, KY, League of Cities Funding Trust, Lease Program Revenue, LOC-U.S. Bank	0.200%	3/1/36	8,390,000	8,390,000	(a)(b)
Trimble County, KY, Association of Counties Leasing Trust, Lease Program Revenue, LOC-U.S. Bank N.A.	0.130%	12/1/38	1,905,000	1,905,000	(a)(b)
Williamstown, KY, League of Cities Funding Trust Lease Revenue, LOC-U.S. Bank N.A.	0.200%	7/1/38	1,905,000	1,905,000	(a)(b)
Total Kentucky				49,560,000
Louisiana — 2.1%
Louisiana PFA Revenue:
C-Port LLC Project, LOC-Bank of America N.A.	0.310%	10/1/28	4,800,000	4,800,000	(a)(b)
Tiger Athletic, LOC-Capital One N.A., FHLB	0.210%	9/2/33	6,545,000	6,545,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	41

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Louisiana — continued
Tiger Athletic, LOC-Capital One N.A., FHLB	0.210%	9/2/39	$5,320,000	$5,320,000	(a)(b)
St. James Parish, LA, PCR, Texaco Inc. Project	0.070%	7/1/12	13,035,000	13,035,000	(a)(b)
St. James Parish, LA, Revenue, Nustar Logistics LP Project, LOC-JPMorgan Chase	0.180%	12/1/40	30,600,000	30,600,000	(a)(b)
Total Louisiana				60,300,000
Maryland — 1.4%
Baltimore County, MD, EDR, Republic Services Inc. Project, LOC-Bank of America	0.370%	9/1/20	4,120,000	4,120,000	(a)(b)(c)
Howard County, MD, Revenue, Glenelg Country School, LOC-PNC Bank N.A.	0.200%	7/1/26	2,780,000	2,780,000	(a)(b)
Maryland State Economic Development Corp. Revenue:
Santa Barbara Court LLC Project, LOC-PNC Bank N.A.	0.250%	4/1/26	6,195,000	6,195,000	(a)(b)(c)
Your Public Radio Corp. Project, LOC-PNC Bank	0.210%	11/15/22	4,765,000	4,765,000	(a)(b)
Maryland State Health & Higher EFA Revenue, Upper Chesapeake Medical Center Inc., LOC-Branch Banking & Trust	0.170%	1/1/43	2,090,000	2,090,000	(a)(b)
Washington County, MD, EDR, St. James School Project, LOC-PNC Bank NA	0.210%	11/1/29	2,100,000	2,100,000	(a)(b)
Washington Suburban Sanitation District, MD, GO, BAN, SPA-Landesbank Hessen-Thuringen	0.220%	6/1/23	17,100,000	17,100,000	(a)(b)
Total Maryland				39,150,000
Massachusetts — 3.3%
Amesbury, MA, GO, BAN	1.250%	12/16/11	2,000,000	2,001,957
East Longmeadow, MA, GO, BAN	1.125%	10/13/11	2,508,000	2,510,246
Gloucester, MA, GO:
BAN	1.300%	9/16/11	4,400,000	4,401,743
BAN	1.500%	9/16/11	4,200,000	4,201,050
Holyoke, MA, GO, BAN	1.250%	2/24/12	3,392,100	3,398,251
Lawrence, MA, GO:
BAN	1.250%	12/1/11	3,900,000	3,903,753
BAN	1.500%	12/1/11	2,234,350	2,237,604
BAN, St. Aid Withholding	1.500%	9/1/12	3,000,000	3,009,780
Malden, MA, GO, BAN	1.000%	12/16/11	3,540,870	3,545,051
Massachusetts State DFA, ISO New England Inc., LOC-Key Bank N.A.	0.190%	2/1/32	4,045,000	4,045,000	(a)(b)
Massachusetts State DFA Revenue:
Clark University, LOC-TD Banknorth N.A.	0.150%	10/1/38	500,000	500,000	(a)(b)
Eaglebrook School, LOC-Bank of America N.A.	0.230%	5/1/37	2,685,000	2,685,000	(a)(b)

See Notes to Financial Statements.

42	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Horner Millwork Corp., LOC-Bank of America	0.550%	3/1/27	$1,410,000	$1,410,000	(a)(b)(c)
Judge Rotenburg Educational Center, LOC-Fleet National Bank, Bank of America N.A.	0.230%	6/1/23	100,000	100,000	(a)(b)
Marine Biological Laboratory, LOC-JPMorgan Chase	0.200%	10/1/36	760,000	760,000	(a)(b)
Partners Healthcare Systems Inc., SPA-Wells Fargo Bank N.A.	0.150%	7/1/46	10,000,000	10,000,000	(a)(b)
Smith College	0.160%	7/1/29	100,000	100,000	(a)(b)
Thayer Academy, Assured Guaranty, SPA-TD Bank N.A.	0.200%	7/1/37	5,100,000	5,100,000	(a)(b)
Wentworth Institute of Technology, LOC-JPMorgan Chase	0.210%	10/1/33	1,000,000	1,000,000	(a)(b)
Massachusetts State DFA, MFH, Archstone Readstone, LOC-Bank of America N.A.	0.240%	12/1/37	2,200,000	2,200,000	(a)(b)(c)
Massachusetts State HEFA Revenue:
Baystate Medical Center Inc., LOC-JPMorgan Chase	0.140%	7/1/44	490,000	490,000	(a)(b)
Children’s Hospital Corp., LOC-JPMorgan Chase	0.130%	10/1/49	4,300,000	4,300,000	(a)(b)
Fairview Extended, LOC-Bank of America	0.330%	1/1/27	1,035,000	1,035,000	(a)(b)
Museum of Fine Arts, SPA-Bank of America N.A.	0.180%	12/1/37	19,450,000	19,450,000	(a)(b)
Partners Healthcare Systems, SPA-JPMorgan Chase	0.170%	7/1/38	1,570,000	1,570,000	(a)(b)
Pool Loan Program, LOC-TD Banknorth N.A.	0.100%	2/1/38	200,000	200,000	(a)(b)
Massachusetts State, GO, SPA-Landesbank Hessen-Thuringen	0.260%	1/1/21	2,000,000	2,000,000	(a)(b)
Newburyport, MA, GO, BAN	1.500%	1/20/12	766,000	768,113
Pittsfield, MA, GO, BAN	1.250%	1/27/12	3,791,067	3,796,246
Salem, MA, GO, State Aid Anticipation Notes	1.000%	10/21/11	2,000,000	2,000,868
Total Massachusetts				92,719,662
Michigan — 1.7%
Michigan State Housing Development Authority, SPA-KBC Bank N.V.	0.400%	12/1/38	35,000,000	35,000,000	(a)(b)(c)
Michigan State Strategic Fund Limited Obligation Revenue, Transnav Technologies Inc., LOC-LaSalle Bank Midwest	0.480%	12/1/27	3,955,000	3,955,000	(a)(b)(c)
Michigan State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone, LOC-Bank of Tokyo-Mitsubishi UFJ	0.210%	1/1/26	3,000,000	3,000,000	(a)(b)
Waterford, MI, School District, GO, BAN	1.500%	9/23/11	7,000,000	7,001,921
Total Michigan				48,956,921

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	43

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Mississippi — 0.4%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Revenue, Petal Gas Storage LLC, LOC-SunTrust Bank	0.180%	8/1/34	$10,000,000	$10,000,000	(a)(b)
Mississippi Business Finance Corp., IDR, Central Mississippi Banking Co. LLP, LOC-Bank of America N.A.	0.480%	11/1/25	655,000	655,000	(a)(b)(c)
Total Mississippi				10,655,000
Missouri — 0.9%
Kansas City, MO, IDA Revenue, Ewing Marion Kauffman	0.120%	4/1/27	3,800,000	3,800,000	(a)(b)
Missouri State HEFA Revenue, Bethesda Health Group Inc., LOC-U.S. Bank N.A.	0.120%	8/1/41	1,975,000	1,975,000	(a)(b)
Missouri State HEFA, Educational Facilities Revenue:
Ranken Technical College, LOC-Northern Trust Co.	0.120%	11/15/31	5,350,000	5,350,000	(a)(b)
St. Louis Priory School Project, LOC-U.S. Bank N.A.	0.250%	2/1/33	1,500,000	1,500,000	(a)(b)
St. Louis University, LOC-Bank of America N.A.	0.130%	10/1/35	1,235,000	1,235,000	(a)(b)
Missouri State HEFA, Health Facilities Revenue, SSM Health Care Corp., LOC-PNC Bank N.A.	0.100%	6/1/45	4,075,000	4,075,000	(a)(b)
Missouri State HEFA, Washington University, SPA-JPMorgan Chase	0.060%	2/15/33	100,000	100,000	(a)(b)
Springfield, MO, IDA Revenue, McIntosh Holdings LLC Project, LOC-U.S. Bank N.A.	0.270%	9/1/26	1,925,000	1,925,000	(a)(b)(c)
University of Missouri, University Revenues:
System Facilities	0.110%	11/1/30	400,000	400,000	(a)(b)
System Facilities	0.110%	11/1/31	395,000	395,000	(a)(b)
Washington, MO, Industrial Revenue, Pauwels Transformers Inc. Project, LOC-Bank of America N.A.	0.430%	12/1/28	6,000,000	6,000,000	(a)(b)(c)
Total Missouri				26,755,000
Nebraska — 0.2%
Saline County, NE, Hospital Authority No.1 Revenue, Bryanlgh Medical Center, LOC-U.S. Bank N.A.	0.180%	6/1/31	5,190,000	5,190,000	(a)(b)
Nevada — 1.8%
Clark County, NV, Airport Revenue:
AGM, SPA-Banco Bilbao Vizcaya	0.550%	7/1/22	9,700,000	9,700,000	(a)(b)(c)
LOC-Citibank N.A.	0.190%	7/1/22	8,000,000	8,000,000	(a)(b)(c)
LOC-Royal Bank of Canada	0.180%	7/1/22	10,000,000	10,000,000	(a)(b)(c)
Clark County, NV, Highway Revenue, TECP, LOC-BNP Paribas	0.220%	10/5/11	5,600,000	5,600,000
Nevada Housing Division:
Multi-Family Unit Housing, Mesquite Apartments B, LOC-U.S. Bank N.A.	0.230%	5/1/28	5,390,000	5,390,000	(a)(b)(c)

See Notes to Financial Statements.

44	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Nevada — continued
Single-Family Mortgage Revenue, GNMA, FNMA, FHLMC, SPA-JPMorgan Chase	0.230%	4/1/42	$3,200,000	$3,200,000	(a)(b)(c)
Reno, NV, Sales Tax Revenue, Reno Project, LOC-Bank of New York	0.130%	6/1/42	6,380,000	6,380,000	(a)(b)
Truckee Meadows, NV, Water Authority Revenue, TECP, LOC-Lloyds TSB Bank	0.200%	11/7/11	2,500,000	2,500,000
Total Nevada				50,770,000
New Hampshire — 1.1%
New Hampshire HEFA Revenue, Dartmouth College, SPA-JPMorgan Chase	0.100%	6/1/41	7,200,000	7,200,000	(a)(b)
New Hampshire State Business Finance Authority:
Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.480%	11/1/22	14,000,000	14,000,000	(a)(b)(c)
Luminescent Systems Inc., LOC-HSBC Holding PLC	0.300%	6/1/18	1,200,000	1,200,000	(a)(b)(c)
New Hampshire State Business Finance Authority Revenue:
Littleton Regional Hospital, LOC-TD Banknorth N.A.	0.150%	10/1/37	7,650,000	7,650,000	(a)(b)
The Mark H. Wentworth Home, LOC-TD Banknorth N.A.	0.210%	12/1/36	1,900,000	1,900,000	(a)(b)
Total New Hampshire				31,950,000
New Jersey — 3.3%
Camden County, NJ, Improvement Authority Revenue, County Guaranteed Loan Notes, Capital Program	1.500%	12/28/11	3,300,000	3,309,222
Clifton, NJ, GO, BAN	1.000%	11/15/11	2,613,000	2,614,757
Elizabeth, NJ, GO, BAN	1.500%	4/13/12	2,000,000	2,004,488
Hudson County, NJ, Improvement Authority, County-GTD Pooled Notes	2.000%	1/9/12	17,562,500	17,633,816
Hudson County, NJ, Improvement Authority Revenue, County-GTD Pooled Notes	2.000%	8/17/12	14,000,000	14,173,269
Livingston Township, NJ, GO, BAN	1.000%	1/19/12	13,200,000	13,219,597
Montclair Township, NJ, GO, BAN	1.250%	12/15/11	7,669,000	7,673,579
New Jersey EDA, EDR:
Passaic Hebrew Institute, LOC-Sovereign Bank FSB & Banco Santander SA	0.440%	3/1/36	4,000,000	4,000,000	(a)(b)
The Frisch School Project, LOC-Sovereign Bank FSB & Banco Santander SA	0.440%	5/1/36	4,400,000	4,400,000	(a)(b)
New Jersey EDA, Gas Facilities Revenue, Pivotal Utility Holdings Project, LOC-Bank of Tokyo-Mitsubishi UFJ	0.110%	10/1/22	7,000,000	7,000,000	(a)(b)
Pompton Lakes Borough, NJ, GO, BAN	1.250%	1/20/12	1,899,000	1,901,678
River Vale, NJ, GO, BAN	1.000%	8/15/12	1,650,000	1,656,246

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	45

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
South Orange Village Township, NJ, GO:
BAN	2.000%	9/8/11	$2,400,753	$2,401,347
BAN	2.000%	1/31/12	5,830,000	5,863,942
Verona Township, NJ, GO:
BAN	1.000%	12/14/11	2,179,000	2,181,092
BAN	1.000%	8/10/12	3,762,000	3,776,040
Total New Jersey				93,809,073
New York — 12.1%
Arlington, NY, CSD, GO, BAN	1.000%	11/17/11	1,000,400	1,001,048
Baldwinsville, NY, CSD, GO, BAN	1.000%	10/14/11	4,800,000	4,802,302
Berne-Knox-Westerlo, NY, CSD, GO, BAN	1.000%	12/30/11	3,500,000	3,502,048
Brookhaven, NY, GO, BAN	1.250%	9/28/11	29,614,000	29,628,840
Canandaigua, NY, GO, BAN	1.000%	12/30/11	2,800,000	2,804,921
Clarence, NY, GO, BAN	1.000%	7/26/12	5,390,000	5,412,166
Dunkirk, NY, GO, BAN	1.500%	3/29/12	3,600,000	3,609,403
East Irondequoit, NY, CSD, GO, BAN, St. Aid Withholding	0.750%	6/19/12	20,200,000	20,209,129
East Ramapo, NY, CSD, GO:
BAN, St. Aid Withholding	1.250%	6/15/12	8,545,000	8,589,757
TAN, St. Aid Withholding	1.250%	6/15/12	3,500,000	3,518,340
Essex County, NY, GO, BAN	1.000%	11/18/11	1,700,000	1,701,006
Gates Chili, NY, CSD, GO, BAN	0.750%	6/29/12	4,600,000	4,602,315
Guilderland, NY, CSD, GO, BAN, St. Aid Withholding	1.000%	7/19/12	1,534,918	1,540,009
Hamburg Village, NY, GO, BAN	1.000%	7/19/12	2,250,000	2,254,697
Iroquois, NY, CSD, GO, BAN, St. Aid Withholding	0.750%	6/26/12	7,265,000	7,271,019
Jordan-Elbridge, NY, CSD, GO, BAN, St. Aid Withholding	1.000%	7/27/12	5,000,000	5,003,843
Katonah-Lewisboro, NY, Union Free School District, GO, BAN, St. Aid Withholding	1.000%	7/13/12	1,120,000	1,121,726
Kings Point, NY, GO, BAN	1.000%	8/3/12	1,975,000	1,985,485
Lancaster, NY, CSD, GO, BAN, St. Aid Withholding	1.000%	6/15/12	9,100,000	9,141,334
Locust Valley, NY, CSD, GO, TAN	1.000%	6/21/12	3,100,000	3,114,373
Middletown, NY, GO, BAN	1.500%	2/23/12	2,000,000	2,004,345
MTA, NY, Revenue, Transportation, LOC-Landesbank Hessen-Thuringen	0.450%	11/1/35	1,300,000	1,300,000	(a)(b)
Nassau County, NY, Interim Finance Authority, LIQ-Bank of America N.A.	0.230%	11/15/17	470,000	470,000	(a)(b)
New York City, NY, GO:
LOC-JPMorgan Chase	0.100%	8/1/17	500,000	500,000	(a)(b)

See Notes to Financial Statements.

46	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
LOC-Landesbank Hessen-Thuringen	0.250%	8/1/24	$6,100,000	$6,100,000	(a)(b)
SPA-Wells Fargo Bank N.A.	0.070%	4/1/32	8,510,000	8,510,000	(a)(b)
New York City, NY, HDC, MFH Rent Revenue, Balton LLC, FHLMC, LOC- Bank of America N.A.	0.180%	9/1/49	14,875,000	14,875,000	(a)(b)
New York City, NY, Municipal Finance Authority, Water & Sewer System Revenue, SPA-Bank of America N.A.	0.070%	6/15/33	2,000,000	2,000,000	(a)(b)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
SPA-Landesbank Hessen-Thuringen	0.150%	6/15/39	3,300,000	3,300,000	(a)(b)
SPA-Landesbank Hessen-Thuringen	0.230%	6/15/39	3,200,000	3,200,000	(a)(b)
New York City, NY, TFA, New York City Recovery Project Revenue, SPA-Royal Bank of Canada	0.060%	11/1/22	300,000	300,000	(a)(b)
New York State Dormitory Authority Revenue:
Non-State Supported Debt, North Shore Long Island Jewish Medical Center, LOC-Bank of America N.A.	0.180%	7/1/39	10,900,000	10,900,000	(a)(b)
State Supported Debt, City University of New York, LOC-TD Bank N.A.	0.170%	7/1/31	1,000,000	1,000,000	(a)(b)
New York State Dormitory Authority Revenue, TECP, Cornell University Program	0.270%	10/6/11	3,945,000	3,945,000
New York State Housing Finance Agency Revenue:
350 West 43rd Street Housing, LOC-Landesbank Hessen-Thuringen	0.370%	11/1/34	33,800,000	33,800,000	(a)(b)(c)
West 37th Street, LOC-Landesbank Hessen-Thuringen	0.320%	5/1/42	33,300,000	33,300,000	(a)(b)
New York, NY, GO:
LOC-Landesbank Hessen-Thuringen	0.300%	2/15/20	16,200,000	16,200,000	(a)(b)
SPA-Landesbank Hessen-Thuringen	0.220%	8/15/23	1,000,000	1,000,000	(a)(b)
North Salem, NY, CSD, GO, BAN, St. Aid Withholding	1.100%	6/22/12	700,000	700,430
Oyster Bay, NY, GO, BAN	3.000%	8/10/12	36,700,000	37,550,494
Oyster Bay-East Norwich, NY, CDS, GO, TAN, St. Aid Withholding	1.000%	6/22/12	2,300,000	2,309,786
Plattsburgh, NY, GO, BAN	1.250%	9/23/11	4,600,000	4,600,851
Taconic Hills, NY, School District at Craryville, GO, BAN	1.000%	7/6/12	3,200,000	3,208,561
Tarrytowns, NY, Union Free School District, GO:
BAN	1.000%	2/17/12	6,145,000	6,155,727
BAN	1.000%	8/10/12	7,000,000	7,036,681
Tonawanda Town, NY, GO, BAN	1.000%	9/6/12	6,700,000	6,730,485
Union Endicott, NY, CSD, GO, BAN, St. Aid Withholding	1.000%	6/28/12	1,550,000	1,554,551

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	47

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Valhalla, NY, UFSD, GO, TAN, St. Aid Withholding	1.000%	2/15/12	$2,100,000	$2,104,903
West Seneca, NY, GO, BAN	1.000%	12/21/11	2,858,000	2,860,668
Yorktown, NY, CSD, GO, BAN	1.250%	6/29/12	1,100,000	1,104,411
Total New York				339,435,654
North Carolina — 3.4%
Mecklenburg County, NC, COP, SPA-Branch Banking and Trust	0.210%	2/1/26	900,000	900,000	(a)(b)
Mecklenburg County, NC, GO, SPA-Landesbank Hessen	0.190%	2/1/24	19,130,000	19,130,000	(a)(b)
North Carolina Capital Facilities Finance Agency:
Educational Facilities Revenue Guilford College Project, LOC-Branch Banking & Trust	0.210%	5/1/24	3,415,000	3,415,000	(a)(b)
Lees-McRae College, LOC-Branch Banking & Trust Corp.	0.290%	2/1/25	2,700,000	2,700,000	(a)(b)
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, High Point University Project, LOC-Branch Banking & Trust	0.210%	5/1/30	1,550,000	1,550,000	(a)(b)
North Carolina Capital Facilities Finance Agency, Student Revenue, UNCP University Foundation Inc., LOC-Wells Fargo Bank N.A.	0.190%	7/1/31	1,000,000	1,000,000	(a)(b)
North Carolina Medical Care Commission:
Southeastern Regional Medical Center, LOC-BB&T Corp.	0.210%	6/1/37	2,500,000	2,500,000	(a)(b)
St. Josephs Health System Inc., SPA-BB&T Corp	0.360%	10/1/18	10,405,000	10,405,000	(a)(b)
North Carolina Medical Care Commission Hospital Revenue, Pooled Equipment Financing Project, LOC-KBC Bank N.V.	0.250%	12/1/25	12,200,000	12,200,000	(a)(b)
North Carolina Medical Care Commission, Health Care Facilities Revenue, University Health Systems of Eastern Carolina Inc., LOC-Branch Banking & Trust	0.170%	12/1/36	3,700,000	3,700,000	(a)(b)
North Carolina State Medical Care Commission Health Care Facilities Revenue, Southminster Inc., LOC-Sovereign Bank FSB & Banco Santander SA	0.470%	10/1/15	3,490,000	3,490,000	(a)(b)
North Carolina State Ports Authority Facilities Revenue, LOC-Branch Banking & Trust	0.210%	6/1/36	3,900,000	3,900,000	(a)(b)
North Carolina State, GO, Public Improvement, SPA-Landesbank Hessen-Thuringen	0.300%	5/1/21	4,900,000	4,900,000	(a)(b)
Raleigh, NC, Combined Enterprise System Revenue, SPA-Wells Fargo Bank N.A.	0.150%	3/1/35	400,000	400,000	(a)(b)
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.150%	2/1/34	25,000,000	25,000,000	(a)(b)
Union County, NC, GO, SPA-Dexia Credit Local	0.150%	3/1/33	1,565,000	1,565,000	(a)(b)
Total North Carolina				96,755,000

See Notes to Financial Statements.

48	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Ohio — 2.7%
Akron, OH, GO, BAN	1.125%	12/8/11	$3,400,000	$3,404,756
Cleveland, OH, Airport System Revenue:
LOC-PNC Bank N.A.	0.180%	1/1/24	11,000,000	11,000,000	(a)(b)
LOC-PNC Bank N.A.	0.180%	1/1/24	7,950,000	7,950,000	(a)(b)
Franklin County, OH, Hospital Revenue, Ohiohealth Corp., SPA-Barclays Bank PLC	0.130%	11/15/41	1,500,000	1,500,000	(a)(b)
Montgomery County, OH, Revenue, Miami Valley Hospital, SPA-JPMorgan Chase	0.090%	11/15/45	4,000,000	4,000,000	(a)(b)
Ohio Housing Finance Agency, Mortgage Revenue, Residential Mortgage, GNMA, FNMA, SPA-KBC Bank N.V.	0.350%	9/1/38	9,575,000	9,575,000	(a)(b)(c)
Ohio State Higher Educational Facilities, Marietta College Project, LOC-JPMorgan Chase	0.200%	12/1/24	5,865,000	5,865,000	(a)(b)
Ohio State Housing Finance Agency, Residential Mortgage Revenue:
Mortgage-Backed Securities Program, LIQ-KBC Bank N.V.	0.180%	9/1/32	12,325,000	12,325,000	(a)(b)
Mortgage-Backed Securities Program, LIQ-KBC Bank N.V.	0.180%	9/1/32	170,000	170,000	(a)(b)
Mortgage-Backed Securities Program, LIQ-KBC Bank N.V.	0.180%	3/1/38	8,530,000	8,530,000	(a)(b)
Toledo-Lucas County, OH, Port Authority Revenue, Franciscan Communities St. Mary of The Woods Inc., LOC-Sovereign Bank FSB, LOC-BANCO Santander SA	0.410%	5/15/38	11,245,000	11,245,000	(a)(b)
Total Ohio				75,564,756
Oklahoma — 0.3%
Oklahoma State Turnpike Authority Revenue, SPA-JPMorgan Chase	0.130%	1/1/28	7,600,000	7,600,000	(a)(b)
Oregon — 1.7%
Clackamas County, OR, Hospital Facility Authority, TECP:
Providence Health System	0.190%	9/19/11	6,800,000	6,800,000
Providence Health System	0.180%	10/3/11	7,000,000	7,000,000
Medford, OR, Hospital Facilities Authority Revenue, Rogue Valley Manor Project, LOC-Wells Fargo Bank N.A.	0.090%	8/15/32	100,000	100,000	(a)(b)
Multnomah County, OR, Hospital Facilities Authority Revenue, Oregon Baptist Retirement Homes, LOC-U.S. Bank N.A.	0.160%	11/1/34	4,035,000	4,035,000	(a)(b)
Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program	0.190%	7/1/36	5,185,000	5,185,000	(a)(b)(c)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	49

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oregon — continued
Salem, OR, Hospital Facilities Authority Revenue:
Capital Manor Inc. Project, LOC-Bank of America	0.310%	5/1/37	$3,900,000	$3,900,000	(a)(b)
Capital Manor Inc. Project, LOC-Bank of America N.A.	0.310%	5/1/34	8,510,000	8,510,000	(a)(b)
Washington County, OR, Housing Authority Revenue, Refunding-Bethany Meadows II Project, LOC-U.S. Bank N.A.	0.340%	9/1/27	4,615,000	4,615,000	(a)(b)(c)
Yamhill County, OR, Hospital Authority Revenue, Friendsview Community, LOC-US Bank N.A.	0.120%	12/1/34	7,400,000	7,400,000	(a)(b)
Total Oregon				47,545,000
Pennsylvania — 5.5%
Adams County, PA, IDA Revenue, LOC-PNC Bank N.A.	0.220%	6/1/32	3,970,000	3,970,000	(a)(b)
Allegheny County, PA, Higher Education Building Authority, University Revenue, Carnegie Mellon University, SPA-Bank of New York	0.110%	12/1/37	13,500,000	13,500,000	(a)(b)
Butler County, PA, General Authority Revenue, GO, Canon-Mcmillan School District Project, AGM, SPA-PNC Bank N.A.	0.280%	12/1/33	8,200,000	8,200,000	(a)(b)
Central Dauphin, PA, School District, GO, St. Aid Withholding	2.000%	12/1/11	1,175,000	1,179,365
Cumberland County, PA, Municipal Authority Revenue, Asbury Obligated Group, LOC-KBC Bank N.V.	0.210%	1/1/41	800,000	800,000	(a)(b)
Delaware County, PA, Authority Hospital Revenue, Crozer-Chester Medical Center, LOC-Wells Fargo Bank N.A.	0.190%	12/15/31	5,035,000	5,035,000	(a)(b)
Emmaus, PA, General Authority Revenue:
Local Government, LOC-U.S. Bank N.A.	0.170%	3/1/24	1,400,000	1,400,000	(a)(b)
Local Government, LOC-U.S. Bank N.A.	0.180%	3/1/24	1,200,000	1,200,000	(a)(b)
Geisinger Authority, PA, Health Systems, SPA-Bank of America N.A.	0.080%	5/15/35	5,100,000	5,100,000	(a)(b)
Lancaster, PA, IDA Revenue, Hospice Lancaster County Project, LOC-PNC Bank N.A.	0.210%	7/1/37	11,605,000	11,605,000	(a)(b)
Luzerne County, PA, GO, Notes, AGM, SPA-JPMorgan Chase	0.200%	11/15/26	23,200,000	23,200,000	(a)(b)
Luzerne County, PA, IDA, Lease Revenue, GTD, LOC-PNC Bank N.A.	0.210%	11/1/26	8,000,000	8,000,000	(a)(b)
Montgomery County, PA , GO, SPA-PNC Bank N.A.	0.110%	8/15/24	19,095,000	19,095,000	(a)(b)
Montgomery County, PA, IDA Revenue, LaSalle College, LOC-PNC Bank N.A.	0.210%	11/1/37	1,500,000	1,500,000	(a)(b)
Pennsylvania Economic Development Financing Authority, Fitzpatrick Container Co., LOC-PNC Bank N.A.	0.280%	8/1/26	1,000,000	1,000,000	(a)(b)

See Notes to Financial Statements.

50	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania Economic Development Financing Authority Revenue:
LOC-PNC Bank N.A.	0.250%	12/1/13	$1,700,000	$1,700,000	(a)(b)(c)
NHS-AVS LLC, LOC-Commerce Bank	0.150%	12/1/38	16,070,000	16,070,000	(a)(b)
Pennsylvania Housing Finance Agency, Building Development, SPA-PNC Bank N.A.	0.210%	1/1/34	7,650,000	7,650,000	(a)(b)
Pennsylvania State Higher EFA Revenue, Association Independent Colleges & Universities, Waynesburg College, LOC-PNC Bank N.A.	0.230%	11/1/18	1,600,000	1,600,000	(a)(b)
Pennsylvania State Turnpike Commission, Registration Fee Revenue, Refunding, AGM, SPA-JPMorgan Chase	0.210%	7/15/41	3,975,000	3,975,000	(a)(b)
Philadelphia, PA, Authority For Industrial Development, Gift of Life Donor Programme Project, LOC-Commerce Bank N.A.	0.230%	12/1/34	2,600,000	2,600,000	(a)(b)
Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority, AGM, SPA-PNC Bank	0.250%	11/1/38	13,000,000	13,000,000	(a)(b)
State Public School Building Authority, Albert Gallatin Area Schools, AGM, SPA-PNC Bank	0.280%	9/1/24	2,050,000	2,050,000	(a)(b)
Total Pennsylvania				153,429,365
South Carolina — 1.4%
Florence County, SC, Hospital Revenue, McLeod Regional Medical Center of The Pee Dee Inc., LOC-Wells Fargo Bank N.A.	0.190%	11/1/40	4,300,000	4,300,000	(a)(b)
Lexington, SC, GO, BAN	1.500%	6/29/12	1,000,000	1,006,139
Piedmont, SC, Municipal Power Agency Electric Revenue, LOC-TD Bank N.A.	0.170%	1/1/34	10,900,000	10,900,000	(a)(b)
Rock Hill, SC, Utility System Revenue, RAN	1.250%	12/16/11	8,650,000	8,660,953
South Carolina Jobs EDA Revenue:
Ashley Hall Foundation Project, LOC-Bank of America N.A.	0.330%	12/1/36	2,000,000	2,000,000	(a)(b)
Southeastern Fly Ash Co. Inc. Project, LOC-Wells Fargo Bank N.A.	0.240%	1/1/14	3,000,000	3,000,000	(a)(b)(c)
South Carolina Jobs EDA, IDR, South Carolina Electric & Gas Co., LOC-Branch Banking & Trust	0.250%	12/1/38	7,000,000	7,000,000	(a)(b)(c)
South Carolina, EFA, Private Non-Profit Institutions, Newberry College, LOC-Branch Banking & Trust	0.210%	6/1/35	3,250,000	3,250,000	(a)(b)
Total South Carolina				40,117,092
South Dakota — 0.3%
South Dakota Housing Development Authority, Homeownership Mortgage, SPA-Landesbank Hessen-Thuringen	0.380%	5/1/34	7,500,000	7,500,000	(a)(b)(c)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	51

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — 1.3%
Blount County, TN, Public Building Authority:
Local Government Public Improvement, LOC-Branch Banking & Trust	0.180%	6/1/39	$1,000,000	$1,000,000	(a)(b)
Local Government Public Improvement, LOC-KBC Bank N.V.	0.230%	6/1/27	18,970,000	18,970,000	(a)(b)
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Southern Adventist University, LOC-Bank of America N.A.	0.350%	12/1/30	4,340,000	4,340,000	(a)(b)
Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance, LOC-U.S. Bank N.A.	0.140%	7/1/38	3,000,000	3,000,000	(a)(b)
Metropolitan Government of Nashville & Davidson County, TN:
Health & Educational Facilities Board Revenue Old Hickory Towers, LOC-Wells Fargo Bank N.A.	0.190%	1/1/30	4,596,000	4,596,000	(a)(b)(c)
Industrial Development Board Revenue, YMCA Projects, LOC-Bank of America N.A.	0.380%	12/1/18	1,135,000	1,135,000	(a)(b)
Sevier County, TN, Public Building Authority, Local Government Public Improvement, LOC-KBC Bank N.V.	0.280%	6/1/36	3,400,000	3,400,000	(a)(b)
Total Tennessee				36,441,000
Texas — 6.7%
Austin, TX, Airport Systems Revenue, AGM, LOC-KBC Bank N.V.	0.230%	11/15/25	7,200,000	7,200,000	(a)(b)(c)
Dickinson, TX, ISD, GO, PSF, SPA-JPMorgan Chase	0.500%	8/1/12	3,700,000	3,700,000	(d)
Harris County, TX, Cultural Education Facilities Finance Corp. Special Facilities Revenue, Texas Medical Center, LOC-JPMorgan Chase	0.130%	9/1/31	1,700,000	1,700,000	(a)(b)
Harris County, TX, Cultural Educational Facilities Finance Corp., TECP:
Methodist Hospital System	0.400%	11/3/11	13,350,000	13,350,000
Methodist Hospital System	0.380%	2/2/12	23,700,000	23,700,000
Houston, TX, Higher Education Finance Corp. Revenue, William Marsh Rice University Project	0.070%	5/15/48	2,270,000	2,270,000	(a)(b)
Houston, TX, Higher Education Finance Corp., TECP:
Rice University	0.170%	9/7/11	6,700,000	6,700,000
Rice University	0.130%	9/8/11	6,700,000	6,700,000
Metropolitan Higher Education Authority, TX, Revenue, University of Dallas, LOC-JPMorgan Chase	0.200%	8/1/38	100,000	100,000	(a)(b)
North Texas Tollway Authority Revenue, LOC-Morgan Stanley	0.160%	1/1/51	6,700,000	6,700,000	(a)(b)

See Notes to Financial Statements.

52	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
San Antonio, TX, IDA, IDR, Tindall Corp. Project, LOC-Wells Fargo Bank N.A.	0.240%	1/1/29	$4,250,000	$4,250,000	(a)(b)(c)
Splendora, TX, Higher Education Facilities Corp. Revenue, Fellowship Christian Project, LOC-Bank of America N.A.	0.450%	1/1/17	3,100,000	3,100,000	(a)(b)
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospital of Dallas, LOC-JPMorgan Chase	0.130%	10/1/41	3,100,000	3,100,000	(a)(b)
Texas State Transportation Commission Revenue, First Tier, SPA-Banco Bilbao Vizcaya	0.500%	4/1/26	56,485,000	56,485,000	(a)(b)
Trinity River Authority, TX, Solid Waste Disposal Revenue, Community Waste Disposal Project, LOC-Wells Fargo Bank N.A.	0.240%	5/1/26	10,750,000	10,750,000	(a)(b)(c)
Tyler, TX, Health Facilities Development Corp., Hospital Revenue, Mother Frances Hospital, LOC-Bank of America	0.380%	7/1/20	4,900,000	4,900,000	(a)(b)
University of North Texas, TECP	0.240%	9/7/11	11,200,000	11,200,000
University of North Texas, TECP	0.170%	9/8/11	5,790,000	5,790,000
University of North Texas, TECP	0.220%	9/9/11	4,300,000	4,300,000
University of North Texas, TECP	0.250%	10/6/11	1,600,000	1,600,000
University of North Texas, TECP	0.320%	10/11/11	5,700,000	5,700,000
Weslaco, TX, Health Facilities Development Corp., Knapp Medical Center, LOC-Compass Bank	0.890%	6/1/31	4,300,000	4,300,000	(a)(b)
Total Texas				187,595,000
Utah — 0.3%
Utah State Board of Regents, Student Loan Revenue	3.000%	11/1/11	1,250,000	1,254,114	(c)
Utah Transit Authority, Sales Tax Revenue, LOC-Fortis Bank SA	0.140%	6/15/36	5,100,000	5,100,000	(a)(b)
Weber County, UT, Hospital Revenue, IHC Health Services Inc., SPA-Landesbank Hessen-Thuringen	0.160%	2/15/31	1,700,000	1,700,000	(a)(b)
Total Utah				8,054,114
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency Revenue, Southwestern Vermont Medical Center, LOC-TD Banknorth N.A.	0.120%	10/1/38	900,000	900,000	(a)(b)
Virginia — 5.0%
Albemarle County, VA, EDA, Hospital Revenue:
Martha Jefferson Hospital, LOC-Branch Banking & Trust	0.190%	10/1/48	6,000,000	6,000,000	(a)(b)
Martha Jefferson Hospital, LOC-Wells Fargo Bank N.A.	0.120%	10/1/48	6,665,000	6,665,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	53

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Caroline County, VA, IDA, EDR:
Meadow Event Park, LOC-AgFirst Farm Credit Bank	0.260%	12/1/37	$9,100,000	$9,100,000	(a)(b)
Meadow Event Park, LOC-AgFirst Farm Credit Bank	0.260%	12/1/37	5,865,000	5,865,000	(a)(b)
Fauquier County, VA, IDA Revenue, Highland School Project, LOC-Branch Banking & Trust	0.210%	12/1/33	4,250,000	4,250,000	(a)(b)
Harrisonburg,VA, IDA Revenue, Virginia Mennonite Retirement Community Inc., LOC-Sovereign Bank FSB & Banco Santander SA	0.470%	4/1/36	8,800,000	8,800,000	(a)(b)
Lynchburg, VA, IDA Revenue:
Centra Health Inc., NATL, LOC-Branch Banking & Trust	0.210%	1/1/35	4,500,000	4,500,000	(a)(b)
Central Health, NATL, LOC-Branch Banking & Trust	0.210%	1/1/35	2,700,000	2,700,000	(a)(b)
Montgomery County, VA, IDA Revenue, Virginia Tech Foundation, LOC-Bank of America	0.170%	6/1/35	945,000	945,000	(a)(b)
Virginia College Building Authority, VA, Various Shenandoah University Projects, LOC-Branch Banking & Trust	0.130%	11/1/36	2,645,000	2,645,000	(a)(b)
Virginia College Building Authority, VA, Educational Facilities Revenue:
21st Century College, SPA-Wells Fargo Bank N.A.	0.120%	2/1/26	20,915,000	20,915,000	(a)(b)
21st Century College, SPA-Wells Fargo Bank N.A.	0.120%	2/1/26	11,725,000	11,725,000	(a)(b)
21st Century College, SPA-Wells Fargo Bank N.A. Refunding, University Richmond Project, SPA-SunTrust Bank	0.120%	11/1/36	10,280,000	10,280,000	(a)(b)
Virginia Commonwealth University, Health System Authority Revenue, LOC-Wells Fargo Bank N.A.	0.100%	7/1/37	20,600,000	20,600,000	(a)(b)
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, LOC-PNC Bank N.A.	0.110%	7/1/42	24,680,000	24,680,000	(a)(b)
Total Virginia				139,670,000
Washington — 1.5%
King County, WA, Housing Authority Revenue:
Greenbridge Redevelopment, Salmon, LOC-Bank of America N.A.	0.300%	12/1/42	4,205,000	4,205,000	(a)(b)(c)
Landmark Apartments Project, LOC-Bank of America N.A.	0.310%	7/1/42	16,700,000	16,700,000	(a)(b)
Olympia, WA, EDA, Spring Air Northwest Project, LOC-U.S. Bank	0.220%	11/1/23	1,360,000	1,360,000	(a)(b)(c)
Vancouver, WA, Housing Authority Revenue, LIQ-FHLMC	0.190%	12/1/38	3,965,000	3,965,000	(a)(b)

See Notes to Financial Statements.

54	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Washington — continued
Washington State Health Care Facilities Authority, Fred Hutchinson Cancer Research Center, LOC-JPMorgan Chase	0.200%	1/1/41	$7,905,000	$7,905,000	(a)(b)
Washington State Health Care Facilities Authority Revenue, Multicare Health Systems, AGM, SPA-U.S. Bank N.A.	0.120%	8/15/41	1,850,000	1,850,000	(a)(b)
Washington State HFC, Non-Profit Housing Revenue, Panorama City Project, LOC-Wells Fargo Bank N.A.	0.190%	1/1/27	3,470,000	3,470,000	(a)(b)
Washington State Housing Finance Commission, Multi-Family Revenue, Pioneer Human Services, LOC-U.S. Bank N.A.	0.180%	7/1/29	1,385,000	1,385,000	(a)(b)
Total Washington				40,840,000
West Virginia — 0.1%
West Virginia State Hospital Finance Authority Hospital Revenue, United Hospital Center Inc., LOC-Branch Banking & Trust	0.210%	6/1/32	2,880,000	2,880,000	(a)(b)
Wisconsin — 1.0%
Ladysmith, WI, IDR, Indeck Ladysmith LLC Project, LOC-Wells Fargo Bank N.A.	0.190%	8/1/27	7,750,000	7,750,000	(a)(b)
Luxemburg-Casco, WI, School District, Brown & Kewaunee Counties, BAN	2.000%	12/12/11	1,840,000	1,844,954
Public Finance Authority, WI, Continuing Care Retirement Community Revenue, Glenridge Palmer Ranch, LOC-Bank of Scotland	0.120%	6/1/41	7,000,000	7,000,000	(a)(b)
Racine, WI, Anticipation Notes	1.500%	12/28/11	2,475,000	2,482,293
Waukesha, WI, GO, Anticipation Notes	1.750%	8/1/12	1,300,000	1,304,014
Wisconsin State HEFA Revenue:
Aspirus Wausau Hospital Inc., LOC-JPMorgan Chase	0.100%	8/15/36	400,000	400,000	(a)(b)
Froedtert & Community Health, LOC-U.S. Bank N.A.	0.100%	4/1/35	8,100,000	8,100,000	(a)(b)
Total Wisconsin				28,881,261
Total Investments — 100.2% (Cost — $2,819,323,582#)				2,819,323,582
Liabilities in Excess of Other Assets — (0.2)%				(4,402,689)
Total Net Assets — 100.0%				$2,814,920,893

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(b)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Maturity date shown represents the mandatory tender date.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	55

Tax Free Reserves Portfolio

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSD	— Central School District
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
ISO	— Independent System Operator
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
MUD	— Municipal Utility District
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PART	— Partnership Structure
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PSF	— Permanent School Fund
Radian	— Radian Asset Assurance — Insured Bonds
RAN	— Revenue Anticipation Notes
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TAN	— Tax Anticipation Notes
TECP	— Tax Exempt Commercial Paper
TFA	— Transitional Finance Authority
TRAN	— Tax and Revenue Anticipation Note
UFSD	— Unified Free School District
USD	— Unified School District

See Notes to Financial Statements.

56	Tax Free Reserves Portfolio 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Tax Free Reserves Portfolio

Summary of Investments by Industry* (unaudited)
Health care	21.0%
General obligation	18.0
Education	14.5
Industrial revenue	9.4
Housing: multi-family	7.1
Transportation	6.6
Miscellaneous	5.8
Housing: single family	4.7
Public facilities	2.4
Water & sewer	2.1
Power	1.9
Solid waste/resource recovery	1.6
Utilities	1.6
Finance	1.2
Other	0.8
Pollution control	0.8
Tax allocation	0.5
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of August 31, 2011 and are subject to change.

Ratings table† (unaudited)
Standard & Poor’s/Moody’s/Fitch‡
A-1	55.8%
VMIG 1	24.0
P-1	3.7
MIG 1	3.2
F-1	2.6
SP-1	2.6
AA/Aa	0.7
AAA/Aaa	0.0
NR	7.4
100.0%

†	As a percentage of total investments.

‡	Standard & Poor’s primary rating; Moody’s secondary; then Fitch. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower.

See pages 57 through 61 for definitions of ratings.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	57

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit

Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during

58	Tax Free Reserves Portfolio 2011 Annual Report

Long-term security ratings (unaudited) (cont’d)

such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Tax Free Reserves Portfolio 2011 Annual Report	59
BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

60	Tax Free Reserves Portfolio 2011 Annual Report

Short-term security ratings (unaudited) (cont’d)

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Tax Free Reserves Portfolio 2011 Annual Report	61
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

62	Tax Free Reserves Portfolio 2011 Annual Report

Statement of assets and liabilities

August 31, 2011

Assets:
Investments, at value	$2,819,323,582
Cash	25,343
Receivable for securities sold	3,000,777
Interest receivable	2,700,949
Total Assets	2,825,050,651

Liabilities:
Payable for securities purchased	9,740,265
Investment management fee payable	295,744
Trustees’ fees payable	339
Accrued expenses	93,410
Total Liabilities	10,129,758
Total Net Assets	$2,814,920,893

Represented by:
Paid-in Capital	$2,814,920,893

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	63

Statement of operations

For the Year Ended August 31, 2011

Investment Income:
Interest	$10,481,235

Expenses:
Investment management fee (Note 2)	4,116,918
Fund accounting fees	133,610
Legal fees	119,745
Trustees’ fees	41,665
Audit and tax	31,185
Custody fees	17,055
Miscellaneous expenses	48,032
Total Expenses	4,508,210
Less: Fee waivers and/or expense reimbursements (Note 2)	(391,293)
Net Expenses	4,116,917
Net Investment Income	6,364,318
Net Realized Gain on Investments	19,787
Increase in Net Assets from Operations	$6,384,105

See Notes to Financial Statements.

64	Tax Free Reserves Portfolio 2011 Annual Report

Statements of changes in net assets

For the Years Ended August 31,	2011	2010

Operations:
Net investment income	$6,364,318	$4,494,117
Net realized gain	19,787	5,109
Increase in Net Assets From Operations	6,384,105	4,499,226

Capital Transactions
Proceeds from contributions	4,098,396,436	3,785,484,412
Value of withdrawals	(3,943,072,929)	(3,745,279,110)
Increase in Net Assets From Capital Transactions	155,323,507	40,205,302
Increase in Net Assets	161,707,612	44,704,528

Net Assets:
Beginning of year	2,653,213,281	2,608,508,753
End of year	$2,814,920,893	$2,653,213,281

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2011 Annual Report	65

Financial highlights

For the years ended August 31:
	2011	2010	2009	2008	2007

Net assets, end of year (millions)	$2,815	$2,653	$2,609	$2,710	$1,835
Total return[1]	0.23%	0.17%	1.22%	2.54%	3.56%

Ratios to average net assets:
Gross expenses	0.16%	0.16%	0.16%	0.16%	0.16%[2]
Net expenses[3,4,5]	0.15	0.15	0.15	0.15	0.15 [2]
Net investment income	0.23	0.18	1.23	2.49	3.51

[1]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been the same.

[3]

As a result of a voluntary expense limitation, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio will not exceed 0.15%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

66	Tax Free Reserves Portfolio 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Tax Free Reserves Portfolio (the “Portfolio”) is a separate, non-diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2011, all investors in the Portfolio were portfolios advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Tax Free Reserves Portfolio 2011 Annual Report	67

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-term investments†	—	$2,819,323,582	—	$2,819,323,582

†	See Schedule of Investments for additional detailed categorizations.

(b) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(c) Method of allocation. Net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio (the “Holders”) at the time of such determination. Gross realized gains and/or losses of the Portfolio are allocated to the Holders in a manner such that, the net asset values per share of each Holder, after each such allocation is closer to the total of all Holders’ net asset values divided by the aggregate number of shares outstanding for all Holders.

(d) Credit and market risk. The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets and in some cases are backed by a financial institution serving as a liquidity provider. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Accordingly, the credit quality and liquidity of the Portfolio’s investments may be dependent in part on the credit quality of the institutions supporting the Portfolio’s investments and changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(e) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

68	Tax Free Reserves Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

(f) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s uncertain tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2011, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

During the year ended August 31, 2011, the Portfolio had a voluntary expense limitation in place of 0.15% of the Portfolio’s average daily net assets. This arrangement may be reduced or terminated under certain circumstances.

During the year ended August 31, 2011, fees waived and/or expenses reimbursed amounted to $391,293.

The manager is permitted to recapture amounts previously waived or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Tax Free Reserves Portfolio 2011 Annual Report	69

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2011, the Portfolio did not invest in derivative instruments and does not have any intention to do so in the future.

4. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds

70	Tax Free Reserves Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

(collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

5. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought

Tax Free Reserves Portfolio 2011 Annual Report	71

includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

72	Tax Free Reserves Portfolio 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Investors

Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Tax Free Reserves Portfolio, a series of Master Portfolio Trust, including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2011

Tax Free Reserves Portfolio	73

Additional information (unaudited)

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on pages 23 through 29 of this report.

Western Asset

Tax Free Reserves

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc. 2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Tax Free Reserves

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland statutory trust.

Western Asset Tax Free Reserves

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926 or 1-212-857-8181. Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 or 1-212-857-8181, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Tax Free Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end fund managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010353 10/11 SR11-1494

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2010 and August 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $225,725 in 2010 and $288,200 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $58,400 in 2010 and $47,700 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Money Market Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,700 in 2010 and

$21,850 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee duly implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes duly impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services duly not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public

Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2010 and 2011; Tax Fees were 100% and 0% for 2010 and 2011; and Other Fees were 100% and 0% for 2010 and 2011.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2008.

(h)	Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: October 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: October 26, 2011

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date: October 26, 2011